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                                                                    EXHIBIT 4.5
                         SEE REVERSE FOR RESTRICTIONS

No. F-                                                                   Shares
                                  CYNET, INC.

                                PREFERRED STOCK

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFIES THAT         SPECIMEN

IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES F CONVERTIBLE PREFERRED STOCK,
                                NO PAR VALUE, OF

CYNET, INC., A CORPORATION ORGANIZED IN THE STATE OF TEXAS, TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND THE BYLAWS OF THE CORPORATION, AS AMENDED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE ASSENTS BY ACCEPTANCE HEREOF.

IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HERETO AFFIXED.


____________________________________  __________________________________________
(Authorized Officer)                  (Authorized Officer)

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                                  CYNET, INC.

        The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Except upon such registration, such shares may not be sold or transferred at any time whatsoever except upon delivery to the Corporation of an opinion of counsel satisfactory to the Corporation that registration is not required for such transfer and/or submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Securities Act of 1933, as amended, and/or applicable state securities laws and/or any rule or regulation promulgated thereunder.

STATEMENT REGARDING AUTHORIZED SHARES OF MORE THAN ONE CLASS AND NOTICE OF DENIAL OF PREEMPTIVE RIGHTS.

        Full statements of the designation, preferences, limitations and relative rights of the shares of each class of authorized stock of the Corporation, the variations in the relative rights and preferences of the shares of any series of Preferred Stock so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of each series thereof, and of the denial of the preemptive rights of shareholders to acquire unissued or treasury shares of the Corporation, are set forth in the Articles of Incorporation of the Corporation, as amended, which are on file in the Office of the Secretary of the State of Texas, copies of which may be obtained, without charge on written request to the Corporation at its principal place of business or registered office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulation:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common.
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
UNIF GIFT MIN ACT - ________________________________________ Custodian ___________________________________________
                                      (Cust)                                              (Minor)
                                                  Under Uniform Gifts to Minors Act_______________________________
                                                                                          (State)
UNIF TRF MIN ACT - __________________________________ Custodian (until age __) ___________________________________
                                      (Cust)                                              (Minor)
                                                  Under Uniform Transfer to Minor Act ____________________________

      Additional abbreviations may also be used though not in above list.

For value received, _______________________________ hereby sell, assign and transfer unto

                              PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                                   IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________________________________________
                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

        NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST        X___________________________________________________
CORRESPOND WITH THE NAME(S) AS WRITTEN ON                            (SIGNATURE)
THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.             X___________________________________________________
                                                                     (SIGNATURE)

                                                ___________________________________________________
                                                THE SIGNATURE(S) SHOULD BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION (BANKS,
                                                STOCKBROKERS, SAVINGS AND
                                                LOAN ASSOCIATIONS AND CREDIT
                                                UNIONS WITH MEMBERSHIP IN AN
                                                APPROVED SIGNATURE GUARANTEE
                                                MEDALLION PROGRAM.)
                                                ___________________________________________________

                                                SIGNATURE(S) GUARANTEED BY:
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